EXHIBIT 99.1

  Metro One Announces Appointment of Eyal Pinto as Chief Financial Officer

SHERIDAN, WY / ACCESSWIRE / December 22, 2022) – Metro One Telecommunications, Inc. (OTC PINK: WOWI) (“Metro One” or the “Company”) announced today the appointment of Eyal Pinto, CPA as Chief Financial Officer (“CFO”) of Metro One and Stratford Ltd. (“Stratford”), Metro One’s wholly owned subsidiary.

Mr. Pinto brings over eight years of experience in finance and accounting to his role as CFO, including serving as Head of Finance of Pluri Inc., a publicly traded company on Nasdaq and the Tel Aviv Stock Exchange, for the last three years.

As CFO, Mr. Pinto will be responsible for overseeing Metro One’s financial strategy and operations, including financial planning, accounting and risk management. Mr. Pinto will report directly to Metro One’s Chief Executive Officer and serve as a member of Metro One’s executive leadership team.

“We are thrilled to have Eyal join our team at Metro One and Stratford,” said Metro One’s acting Chief Executive Officer Nani Maoz. “His extensive experience and expertise in finance, especially in the U.S. public market, makes him the ideal candidate to lead our financial operations and support our continued growth and success.”

Mr. Pinto holds a bachelor’s degree in Economy and Business Administration from the University of Haifa and an Accounting degree from Bar-Ilan University. Mr. Pinto is a Certified Public Accountant and a member of the Israeli Council of Certified Public Accountants.

Mr. Pinto will begin his new role as CFO on December 22, 2022 and will be based in Tel Aviv, Israel.

About Metro One Telecommunications, Inc.

Metro One is the parent company of Israel-based Stratford Ltd., which operates Shelfy (www.shelfy.io), a next-gen, instant mobile commerce platform enhanced with a proprietary digital advertising media suite tool. The platform enables online retailers to rapidly leverage existing customer data for an interactive shopping experience - without coding. Shelfy empowers businesses to grow their customer retention, engagement, and their revenues, with minimum hassle.

Forward-Looking Statements

This press release includes “forward-looking statements.” Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, future capital requirements, regulatory actions or delays and other factors that may cause actual results to be materially different from those described or anticipated by these forward-looking statements. The foregoing list of factors is not exclusive. For a more detailed discussion of these factors and risks, investors should review Metro One’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 11, 2022, as amended. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contact Information

Jacqueline Danforth

30 North Gould Street

Suite 2990

Sheridan, WY 82801

Office: 403-693-8004

Email: info@metro1telecomm.com